UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2011

COVIDIEN PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in Charter)

Ireland	001-33259	98-0624794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 on Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 (1) 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual General Meeting of Shareholders on March 15, 2011, the shareholders

•	elected all eleven of the Company’s nominees for director;

•	appointed Deloitte and Touche LLP to serve as the Company’s independent auditors for the fiscal year ending September 30, 2011 and authorized the Audit Committee to set the auditors’ remuneration;

•	authorized the Company to effect a one-for-one hundred reverse split followed by a one hundred-for-one forward split of the Company’s ordinary shares;

•	approved, on an advisory basis, the compensation of the Company’s named executive officers described in the proxy statement; and

•	recommended that future shareholder advisory votes on executive compensation be held annually.

Shares were voted on these proposals as follows:

Proposals 1(a)-(k). To re-elect eleven (11) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non Votes
(a)	Craig Arnold	401,963,769	355,779	589,738	31,611,064
(b)	Robert H. Brust	400,639,097	416,450	1,853,739	31,611,064
(c)	John M. Connors, Jr.	396,165,573	6,463,923	279,790	31,611,064
(d)	Christopher J. Coughlin	396,731,287	5,582,214	595,785	31,611,064
(e)	Timothy M. Donahue	399,516,958	1,542,485	1,849,843	31,611,064
(f)	Kathy J. Herbert	396,270,930	6,371,736	266,620	31,611,064
(g)	Randall J. Hogan, III	401,912,953	400,688	595,645	31,611,064
(h)	Richard J. Meelia	394,202,676	7,690,213	1,016,397	31,611,064
(i)	Dennis H. Reilley	402,014,091	613,806	281,389	31,611,064
(j)	Tadataka Yamada	402,335,542	304,832	268,912	31,611,064
(k)	Joseph A. Zaccagnino	401,944,408	683,956	280,922	31,611,064

Proposal 2. Appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending September 30, 2011 and authorization of the Audit Committee to set the auditors’ remuneration:

For	Against	Abstain	Broker Non Vote
432,252,587	1,949,159	318,604	0

Proposal 3. To authorize the Company to effect a one-for-one hundred reverse split followed by a one hundred-for-one forward split of the Company’s ordinary shares:

For	Against	Abstain	Broker Non Vote
425,728,517	7,995,927	795,906	0

Proposal 4. To approve, on an advisory basis, the compensation of the Company’s named executive officers described in the Proxy Statement:

For	Against	Abstain	Broker Non Vote
374,361,353	27,180,066	1,367,867	31,611,064

Proposal 5. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non Vote
304,296,449	1,821,705	94,933,503	1,857,629	31,611,064

In light of the voting results with respect to Proposal 5, the frequency of shareholder votes on executive compensation, Covidien’s Board of Directors has decided that Covidien will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives. Covidien is required to hold votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ John W. Kapples
John W. Kapples
Vice President and Corporate Secretary

Date: March 18, 2011